UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2009

BRUNSWICK CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Field Court, Lake Forest, Illinois		60045-4811
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On March 3, 2009, the Company issued a press release announcing its upcoming participation in the Raymond James & Associates 30th Annual Institutional Investors Conference in Orlando, Florida on Tuesday, March 10, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 7.01.

A live audio Webcast of the presentation will begin at approximately 3:25 p.m. (EDT) on March 10, 2009.  For a limited period following the conference, an archive of the Webcast and slides of the conference presentation will be available to the public beginning Tuesday, March 10, 2009 on the Company’s Web site, www.brunswick.com, under the "Investors" tab.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the press release exhibit to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section 18, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), unless the registrant expressly states that such information and exhibit are to be considered "filed" under the Exchange Act or incorporates such information and exhibit by specific reference in an Exchange Act or Securities Act filing.

This current report on Form 8-K, the oral public statements made by any representative of the Company during the Raymond James & Associates 30th Annual Institutional Investors Conference and Webcast and the related presentation materials may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are based on information currently available to the Company’s management and are current only as of the date made. For that reason, undue reliance should not be placed on any such forward-looking statement. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The Company assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted. Any such updates or revisions may be made by filing reports with the Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description of Exhibit

99.1
News Release dated March 3, 2009, of Brunswick Corporation, announcing the Company’s upcoming participation in the Raymond James & Associates 30th Annual Institutional Investors Conference in Orlando, Florida on Tuesday, March 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRUNSWICK CORPORATION

Date: March 4, 2009	By:	/s/ LLOYD C. CHATFIELD II
Lloyd C. Chatfield II
Vice President, General Counsel and Secretary

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

99.1
News Release dated March 3, 2009, of Brunswick Corporation, announcing the Company’s upcoming participation in the Raymond James & Associates 30th Annual Institutional Investors Conference in Orlando, Florida on Tuesday, March 10, 2009.